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                                                                    Exhibit 99.1


The following unaudited pro forma income statements for the fiscal year ended December 31, 2005 and the nine months ended September 30, 2006 and the balance sheet for the period ended September 30, 2006 (the "Unaudited Pro Forma Financial Statements") are based on the historical financial statements of Hines Horticulture, Inc. ("Company") and its subsidiaries after giving effect to (i) the disposition of certain assets at the Company's Miami, Florida facility (the "Miami Assets") and the disposition of assets comprising the Company's Danville, Pennsylvania facility (the "Danville Assets") as if such transactions had been consummated at the beginning of fiscal 2005, and (ii) the related pro forma adjustments described in the footnotes to the Unaudited Pro Forma Financial Statements. The Miami Assets were sold to Costa Nursery Farms, LLC, Pure Beauty Farms, Inc. and F & J Farms, LLC and the Danville Assets were sold to KW Danville LLC.

The Unaudited Pro Forma Financial Statements included herein are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the transactions described above had been consummated on the dates or at the beginning of the period indicated, or which may be attained in the future. The Unaudited Pro Forma Financial Statements and the footnotes thereto should be read in conjunction with and are qualified in their entirety by reference to the historical financial statements and related notes thereto of the Company and its subsidiaries, such information and notes thereto are incorporated by reference herein.

In addition, all results of operations of these facilities have already been reclassified to "Loss from discontinued operations" and as a result are not included in these Unaudited Pro Forma Financial Statements.



                                - Tables Follow -
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                                             Hines Horticulture, Inc.
                                                 Income Statement
                              (Dollars in thousands, except share and per share data)
                                                    (Unaudited)

                                                                     For the twelve month period ended
                                                                             December 31, 2005

                                                                                   Pro Forma       Pro Forma
                                                                Historical        Adjustments       Results
                                                               -----------------------------------------------

Sales, net                                                     $    245,326                      $    245,326

Cost of goods sold                                                  122,037                           122,037
                                                               -----------------------------------------------

       Gross profit                                                 123,289                -          123,289

Operating Expenses:
       Distribution expenses                                         53,017                            53,017
       Selling, general and administrative expenses                  47,285                            47,285
       Other operating expenses                                       1,308                             1,308
                                                               -----------------------------------------------
                                   Total operating expenses         101,610                -          101,610
                                                               -----------------------------------------------

                                                               -----------------------------------------------
       Total operating costs                                        101,610                -          101,610
                                                               -----------------------------------------------

       Operating income                                              21,679                -           21,679

Other expenses
       Interest                                                      22,797             (915)          21,882  (1)
       Interest rate swap income                                       (895)                             (895)
       Deferred financing amortization                                2,891                             2,891
                                                               -----------------------------------------------
                                                                     24,793             (915)          23,878
                                                               -----------------------------------------------
       Loss before taxes                                             (3,114)             915           (2,199)
       Income tax (benefit) provision                                (1,162)             361             (801) (2)
                                                               -----------------------------------------------
Net loss from continuing operations                            $     (1,952)    $        554     $     (1,398)
                                                               ===============================================

Basic and diluted earnings per share:
Loss from continuing operations                                       (0.09)                            (0.06)
                                                               ============                      ============

Weighted average shares outstanding - Basic and diluted          22,072,549                        22,072,549
                                                               ============                      ============

(1)  Reduction of interest expense is based on as if the net cash proceeds for the Miami asset sale and Danville facility sale were received on January 1, 2005.
(2)  Effective tax rate used in pro forma adjustment was 39.5%.

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                                                Hines Horticulture, Inc.
                                                    Income Statement
                                 (Dollars in thousands, except share and per share data)
                                                       (Unaudited)

                                                                              For the nine month period ended
                                                                                    September 30, 2006

                                                                                          Pro Forma      Pro Forma
                                                                           Historical    Adjustments      Results
                                                                        -------------------------------------------
Sales, net                                                                 $   207,983                 $   207,983

Cost of goods sold                                                             116,194                     116,194
                                                                        -------------------------------------------

       Gross profit                                                             91,789            -         91,789

Operating Expenses:
       Distribution expenses                                                    46,724                      46,724
       Selling, general and administrative expenses                             40,795                      40,795
       Other operating expenses                                                  2,282                       2,282
                                                                        -------------------------------------------
                                               Total operating expenses         89,801            -         89,801
                                                                        -------------------------------------------

                                                                        -------------------------------------------
       Total operating costs                                                    89,801            -         89,801
                                                                        -------------------------------------------

       Operating income                                                          1,988            -          1,988

Other expenses
       Interest                                                                 15,149         (811)        14,338  (1)
       Deferred financing amortization                                           1,397                       1,397
                                                                        -------------------------------------------
                                                                                16,546         (811)        15,735
                                                                        -------------------------------------------
       Loss before taxes                                                       (14,558)         811        (13,747)
       Income tax (benefit) provision                                           (5,876)         320         (5,556) (2)
                                                                        -------------------------------------------
Net loss from continuing operations                                        $    (8,682)  $      491    $    (8,191)
                                                                        ===========================================

Basic and diluted earnings per share:

Loss from continuing operations                                                  (0.39)                      (0.37)
                                                                        ===============             ===============

Weighted average shares outstanding - Basic and diluted                     22,072,549                  22,072,549
                                                                        ===============             ===============

(1)  Reduction of interest expense is based on as if the net cash proceeds for the Miami asset sale and Danville facility sale were received on January 1, 2005 and carried through 2006.
(2)  Effective tax rate used in pro forma adjustment was 39.5%.

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                                                 Hines Horticulture, Inc.
                                                      Balance Sheet
                                        (Dollars in thousands, except share data)
                                                       (Unaudited)

                                                                       For the period ended September 30, 2006
                                                                                       Pro Forma
ASSETS                                                               Historical       Adjustments         Pro Forma
------                                                           ---------------------------------------------------
CURRENT ASSETS:
---------------
   Cash                                                              $   7,882        $   18,664          $  26,546  (1)
   Accounts Receivable, net                                             23,543            (1,175)            22,368  (2)
   Inventories                                                         145,458                              145,458
   Prepaid expenses and other current assets                             1,496               (56)             1,440  (3)
   Assets discontinued operations, held for sale                        28,005           (11,819)            16,186  (4)
                                                                 ---------------------------------------------------
                                            Total current assets       206,384             5,614            211,998

Fixed assets, net                                                       84,753              (398)            84,355  (5)
Deferred financing expenses, net                                         5,131                                5,131
Deferred income taxes                                                   13,711                               13,711
Goodwill                                                                38,818               (60)            38,758  (6)
                                                                 ---------------------------------------------------
                                                    TOTAL ASSETS     $ 348,797        $    5,156          $ 353,953
                                                                 ===================================================

LIABILITIES & SHAREHOLDERS' EQUITY
----------------------------------
CURRENT LIABILITIES:
--------------------
   Accounts payable                                                  $  16,414        $   (1,718)         $  14,696  (7)
   Accrued liabilities                                                  10,691            (1,233)             9,458  (8)
   Accrued payroll and benefits                                          6,469            (1,317)             5,152  (9)
   Accrued Interest                                                      9,077                                9,077
   Liabilities of discontinued operations, held for sale                 6,747            (2,654)             4,093  (10)
   Deferred income taxes, current portion                               39,583            (1,200)            38,383  (11)
                                                                 ---------------------------------------------------
                                       Total current liabilities        88,981            (8,122)            80,859

Long-term debt, non-current portion                                    175,000                              175,000
Deferred gain on land sales                                             56,109                               56,109
Other liabilities                                                        2,072                                2,072

SHAREHOLDERS' EQUITY
--------------------
   Common stock
       Authorized - 60,000,000 shares, $0.01 par value;
       Issued and outstanding - 22,072,549 shares at
       September 30, 2006                                                  221                                  221
   Additional paid-in capital                                          128,781                              128,781
   Accumulated deficit                                                (102,367)           13,278            (89,089) (12)
                                                                 ---------------------------------------------------
                                      Total shareholders' equity        26,635            13,278             39,913

                                                                 ---------------------------------------------------
                        TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     $ 348,797        $    5,156          $ 353,953
                                                                 ===================================================

(1)  Adjustment based on net cash proceeds for the Miami asset sale and the Danville facility sale, in addition to the reduction in interest expense as a result of reduced borrowings
(2)  Adjustment based on estimated receivables based on overall Company receivables
(3)  Adjustment based on actual prepaid taxes, employee receivables and deposits
(4)  Adjustment based on book value of fixed assets and inventory
(5)  Adjustment based on Accrued Retirement Obligation for the Danville facility
(6)  Adjustment based on fair value allocation of total Company goodwill
(7)  Adjustment based on actual accounts payable outstanding, as well as an estimate based on overall Company payables
(8)  Adjustment based on actual accrued workers compensation and auto insurance, accrued rebates, accrued property taxes and accrued asset retirement obligations
(9)  Adjustment based on accrued payroll as of 9/30/06
(10) Adjustment based on deferred taxes related to Miami and Danville
(11) Adjustment based on tax impact of the adjusted operating accounts.
(12) Net effect of all transactions, including loss on sale of discontinued operations
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